Exhibit 99.2

Endurance Specialty Holdings Ltd.

INVESTOR FINANCIAL SUPPLEMENT
FIRST QUARTER 2015

Endurance Specialty Holdings Ltd.
Waterloo House, 100 Pitts Bay Rd.
Pembroke HM 08, Bermuda
Investor Relations
Phone: (441) 278-0988
Fax: (441) 278-0493
email: investorrelations@endurance.bm

This report is for information purposes only. It should be read in conjunction with other documents filed by Endurance Specialty Holdings Ltd. pursuant to the Securities Act of 1933 and the Securities Exchange Act of 1934.

Financial Supplement Table of Contents
Application of the Safe Harbor of the Private Securities Litigation Reform Act of 1995:
Some of the statements in this financial supplement may include and Endurance may make related oral forward-looking statements which reflect our current views with respect to future events and financial performance. Such statements may include forward-looking statements both with respect to us in general and the insurance and reinsurance sectors specifically, both as to underwriting and investment matters. Statements which include the words “should,” “would,” “expect,” “intend,” “plan,” “believe,” “project,” “target,” “anticipate,” “seek,” “will,” “deliver” and similar statements of a future or forward-looking nature identify forward-looking statements in this financial supplement for purposes of the U.S. federal securities laws or otherwise. We intend these forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in the Private Securities Litigation Reform Act of 1995.
All forward-looking statements address matters that involve risks and uncertainties. Accordingly, there are or may be important factors that could cause actual results to differ materially from those indicated in the forward-looking statements. These factors include, but are not limited to, the effects of competitors’ pricing policies, greater frequency or severity of claims and loss activity, changes in market conditions in the agriculture insurance industry, termination of or changes in the terms of the U.S. multiple peril crop insurance program, a decreased demand for property and casualty insurance or reinsurance, changes in the availability, cost or quality of reinsurance or retrocessional coverage, our inability to renew business previously underwritten or acquired, our inability to maintain our applicable financial strength ratings, our inability to effectively integrate acquired operations, uncertainties in our reserving process, changes to our tax status, changes in insurance regulations, reduced acceptance of our existing or new products and services, a loss of business from and credit risk related to our broker counterparties, assessments for high risk or otherwise uninsured individuals, possible terrorism or the outbreak of war, a loss of key personnel, political conditions, changes in insurance regulation, changes in accounting policies, our investment performance, the valuation of our invested assets, a breach of our investment guidelines, the unavailability of capital in the future, developments in the world’s financial and capital markets and our access to such markets, government intervention in the insurance and reinsurance industry, illiquidity in the credit markets, changes in general economic conditions and other factors described in our Annual Report on Form 10-K for the year ended December 31, 2014.
Forward-looking statements speak only as of the date on which they are made, and we undertake no obligation publicly to update or revise any forward looking statement, whether as a result of new information, future developments or otherwise.

ENDURANCE SPECIALTY HOLDINGS LTD.

BASIS OF PRESENTATION
DEFINITIONS AND PRESENTATION

•
All financial information contained herein is unaudited, except the balance sheet and/or income statement data for the years ended December 31, 2014 and 2013 which was derived from the Company’s audited financial statements.

•	Unless otherwise noted, all data is in thousands, except for per share, percentage and ratio information.

•	As used in this financial supplement, “common shares” refers to our ordinary shares.

•
Endurance Specialty Holdings Ltd., along with others in the industry, uses underwriting ratios as measures of performance. The loss ratio is the ratio of claims and claims adjustment expense to earned premiums. The acquisition expense ratio is the ratio of underwriting expenses (commissions, taxes, licenses and fees, as well as other underwriting expenses) to earned premiums. The general and administrative expense ratio is the ratio of general and administrative expenses to earned premiums. The combined ratio is the sum of the loss ratio, the acquisition expense ratio and the general and administrative expense ratio. These ratios are relative measurements that describe for every $100 of net premiums earned, the cost of losses and expenses, respectively. The combined ratio presents the total cost per $100 of earned premium. A combined ratio below 100% demonstrates underwriting profit; a combined ratio above 100% demonstrates underwriting loss.

•	NM - Not meaningful.

i

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED FINANCIAL HIGHLIGHTS

		QUARTER ENDED MARCH 31,		Previous Quarter Change
		2015	2014
HIGHLIGHTS	Net income	$108,479	$104,480	3.8%
	Net income available to common and participating common shareholders	100,291	96,292	4.2%
	Net income allocated to common shareholders	97,332	93,523	4.1%
	Operating income [a]	99,388	102,559	(3.1)%
	Operating income available to common and participating common shareholders [a]	91,200	94,371	(3.4)%
	Operating income allocated to common shareholders [a]	88,509	91,658	(3.4)%
	Operating cash flow	(92,302)	(25,596)	260.6%
	Net investment income	41,861	40,990	2.1%
	Gross premiums written	1,301,432	1,157,515	12.4%
	Net premiums written	764,954	798,705	(4.2)%
	Net premiums earned	389,859	396,266	(1.6)%
	Total assets	10,380,144	9,794,782	6.0%
	Total shareholders’ equity	3,274,846	3,001,109	9.1%

PER SHARE AND SHARES DATA	Basic earnings per common share
	Net income (as reported)	$2.24	$2.17	3.2%
	Operating income (as reported) [a]	$2.03	$2.12	(4.2)%
	Diluted earnings per common share
	Net income (as reported)	$2.23	$2.17	2.8%
	Operating income (as reported) [a]	$2.03	$2.12	(4.2)%

As Reported	Weighted average common shares outstanding	43,542	43,160	0.9%
	Weighted average common shares outstanding & dilutive potential common shares [e]	43,696	43,160	1.2%

	Common dividends paid per share	$0.35	$0.34	2.9%

Book Value Per Common Share	Book value [b]	$65.14	$59.42	9.6%
	Diluted book value (treasury stock method) [b]	$62.79	$57.53	9.1%

FINANCIAL RATIOS	Return on average common equity (ROAE), net income [c]	3.6%	3.8%	(0.2)
	ROAE, operating income [a] [c]	3.3%	3.8%	(0.5)
	Return on beg. common equity (ROBE), net income [d]	3.6%	3.9%	(0.3)
	ROBE, operating income [a] [d]	3.3%	3.8%	(0.5)

	Annualized ROAE, net income [c]	14.3%	15.3%	(1.0)
	Annualized ROAE, operating income [a] [c]	13.0%	15.0%	(2.0)
	Annualized ROBE, net income [d]	14.6%	15.7%	(1.1)
	Annualized ROBE, operating income [a] [d]	13.2%	15.4%	(2.2)
	Annualized investment yield	2.6%	2.6%	—

GAAP	Loss ratio	44.1%	44.6%	(0.5)
	Acquisition expense ratio	21.1%	18.2%	2.9
	General and administrative expense ratio	17.2%	18.5%	(1.3)
	Combined ratio	82.4%	81.3%	1.1
[a] Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses. Please see page 25 for a reconciliation to net income.
[b] For detailed calculations, please refer to page 26.
[c] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the $430 million liquidation value of the preferred shares.
[d] Beginning common equity for the stated periods excludes the $430 million liquidation value of the preferred shares.
[e] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - QUARTERLY

	QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$1,301,432	$421,026	$626,110	$689,425	$1,157,515	$1,177,362
Premiums ceded	(536,478)	(187,058)	(236,004)	(177,998)	(358,810)	(268,447)
Net premiums written	$764,954	$233,968	$390,106	$511,427	$798,705	$908,915
Change in unearned premiums	(375,095)	237,311	124,789	(29,889)	(402,439)	(488,798)
Net premiums earned	$389,859	$471,279	$514,895	$481,538	$396,266	$420,117
Other underwriting income (loss)	2,406	(1,847)	2,123	(4,824)	(1,238)	749
Total underwriting revenues	$392,265	$469,432	$517,018	$476,714	$395,028	$420,866
UNDERWRITING EXPENSES
Net losses and loss expenses	$171,936	$243,801	$290,269	$259,196	$176,896	$218,970
Acquisition expenses	82,093	75,363	93,392	78,601	72,157	71,636
General and administrative expenses	67,158	73,011	80,915	86,455	73,206	66,478
Total underwriting expenses	$321,187	$392,175	$464,576	$424,252	$322,259	$357,084
Underwriting income	$71,078	$77,257	$52,442	$52,462	$72,769	$63,782
OTHER OPERATING REVENUE
Net investment income	$41,861	$25,894	$25,357	$39,302	$40,990	$49,305
Interest expense	(9,059)	(9,058)	(13,127)	(9,732)	(9,051)	(9,038)
Amortization of intangibles	(1,599)	(1,621)	(1,623)	(1,623)	(1,617)	(2,101)
Total other operating revenue	$31,203	$15,215	$10,607	$27,947	$30,322	$38,166
INCOME BEFORE OTHER ITEMS	$102,281	$92,472	$63,049	$80,409	$103,091	$101,948
OTHER
Net foreign exchange (losses) gains	($7,552)	$227	($783)	($319)	($2,964)	($2,927)
Net realized and unrealized gains (losses)	18,189	(3,788)	9,788	3,411	4,872	6,235

Total other-than-temporary impairment losses	(649)	(214)	(102)	(198)	(111)	(806)
Portion of loss recognised in other comprehensive income	—	—	—	—	—	—
Net impairment losses recognised in earnings	(649)	(214)	(102)	(198)	(111)	(806)
Income tax (expense) benefit	(3,790)	(4,124)	4,282	(140)	(408)	(4,151)
NET INCOME	$108,479	$84,573	$76,234	$83,163	$104,480	$100,299
Preferred dividends	(8,188)	(8,186)	(8,188)	(8,188)	(8,188)	(8,188)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$100,291	$76,387	$68,046	$74,975	$96,292	$92,111

KEY RATIOS/PER SHARE DATA
Loss ratio	44.1%	51.7%	56.4%	53.8%	44.6%	52.1%
Acquisition expense ratio	21.1%	16.0%	18.1%	16.3%	18.2%	17.1%
General and administrative expense ratio	17.2%	15.5%	15.7%	18.0%	18.5%	15.8%
Combined ratio	82.4%	83.2%	90.2%	88.1%	81.3%	85.0%

Basic earnings per common share	$2.24	$1.71	$1.52	$1.68	$2.17	$2.13
Diluted earnings per common share [b]	$2.23	$1.70	$1.52	$1.68	$2.17	$2.13

ROAE, net income [a]	3.6%	2.8%	2.5%	2.9%	3.8%	4.0%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Warrants and options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED STATEMENTS OF INCOME - PRIOR YEARS

	YEARS ENDED
	DEC. 31, 2014	DEC. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$2,894,076	$2,665,244
Premiums ceded	(959,870)	(616,311)
Net premiums written	$1,934,206	$2,048,933
Change in unearned premiums	(70,228)	(32,449)
Net premiums earned	$1,863,978	$2,016,484
Other underwriting loss	(5,786)	(2,046)
Total underwriting revenues	$1,858,192	$2,014,438
UNDERWRITING EXPENSES
Net losses and loss expenses	$970,162	$1,219,684
Acquisition expenses	319,513	304,430
General and administrative expenses	313,587	294,906
Total underwriting expenses	$1,603,262	$1,819,020
Underwriting income	$254,930	$195,418
OTHER OPERATING REVENUE
Net investment income	$131,543	$166,216
Interest expense	(40,968)	(36,188)
Amortization of intangibles	(6,484)	(7,012)
Total other operating revenue	$84,091	$123,016
INCOME BEFORE OTHER ITEMS	$339,021	$318,434
OTHER
Net foreign exchange losses	($3,839)	($14,214)
Net realized and unrealized gains	14,283	15,164

Total other-than-temporary impairment losses	(625)	(1,616)
Portion of loss recognised in other comprehensive (loss) income	—	—
Net impairment losses recognised in earnings	(625)	(1,616)
Income tax expense	(390)	(5,853)
NET INCOME	$348,450	$311,915
Preferred dividends	(32,750)	(32,750)
NET INCOME AVAILABLE TO COMMON AND PARTICIPATING COMMON SHAREHOLDERS	$315,700	$279,165

KEY RATIOS/PER SHARE DATA
Loss ratio	52.1%	60.5%
Acquisition expense ratio	17.1%	15.1%
General and administrative expense ratio	16.8%	14.6%
Combined ratio	86.0%	90.2%

Basic earnings per common share	$7.07	$6.37
Diluted earnings per common share [b]	$7.06	$6.37

ROAE, net income [a]	12.1%	11.8%
[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares of $430 million.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED BALANCE SHEETS

	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014
ASSETS
Cash and cash equivalents	$657,194	$745,472	$805,716	$801,028	$916,665
Fixed maturity investments available for sale, at fair value	4,953,893	5,092,581	4,871,420	4,993,099	4,794,445
Short term investments available for sale, at fair value	2,822	9,014	11,844	24,564	46,167
Equity securities available for sale, at fair value	366,897	331,368	267,728	287,642	271,530
Other investments	575,974	541,454	658,678	648,642	621,914
Premiums receivable, net	1,446,205	883,450	1,452,228	1,380,858	1,265,371
Insurance and reinsurance balances receivable	109,545	122,214	123,432	134,750	136,733
Deferred acquisition costs	258,753	207,368	246,437	257,262	231,167
Prepaid reinsurance premiums	692,466	354,940	414,013	424,133	443,498
Reinsurance recoverable on unpaid losses	605,809	670,795	566,329	606,140	534,335
Reinsurance recoverable on paid losses	136,642	218,291	165,592	145,694	59,784
Accrued investment income	23,165	27,183	23,652	26,385	23,161
Goodwill and intangible assets	151,816	153,405	160,560	162,178	163,761
Deferred tax assets	43,105	48,995	53,403	45,782	48,496
Receivable on pending investment sales	86,367	38,877	84,699	67,578	83,445
Other assets	269,491	199,375	240,087	172,912	154,310
TOTAL ASSETS	$10,380,144	$9,644,782	$10,145,818	$10,178,647	$9,794,782

LIABILITIES
Reserve for losses and loss expenses	$3,621,728	$3,846,859	$3,897,483	$3,963,393	$3,847,774
Reserve for unearned premiums	1,964,307	1,254,519	1,552,168	1,689,819	1,678,233
Deposit liabilities	13,722	15,136	17,521	21,987	18,684
Reinsurance balances payable	502,339	375,711	482,093	378,295	307,569
Debt	527,781	527,715	527,732	527,714	527,539
Payable on pending investment purchases	163,891	151,682	238,038	272,696	239,313
Other liabilities	311,530	287,978	310,329	209,068	174,561
TOTAL LIABILITIES	$7,105,298	$6,459,600	$7,025,364	$7,062,972	$6,793,673

SHAREHOLDERS’ EQUITY
Preferred shares
Series A, non-cumulative	$8,000	$8,000	$8,000	$8,000	$8,000
Series B, non-cumulative	9,200	9,200	9,200	9,200	9,200
Common shares	45,121	44,765	44,751	44,706	44,601
Additional paid-in capital	601,986	598,226	590,330	583,691	575,684
Accumulated other comprehensive income	77,759	76,706	81,299	136,038	89,359
Retained earnings	2,532,780	2,448,285	2,386,874	2,334,040	2,274,265
TOTAL SHAREHOLDERS’ EQUITY	$3,274,846	$3,185,182	$3,120,454	$3,115,675	$3,001,109
TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$10,380,144	$9,644,782	$10,145,818	$10,178,647	$9,794,782

Book value per common share	$65.14	$63.38	$61.90	$61.80	$59.42
Diluted book value per common share (treasury stock method)	$62.79	$61.33	$59.98	$60.00	$57.53

RATIOS
Debt-to-capital	13.9%	14.2%	14.5%	14.5%	15.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

Probable Maximum Loss by Zone and Peril
(in millions of dollars)
Largest 1 in 100 year PML as of January 1, 2015 is equal to 10.0% of Shareholders’ Equity as of March 31, 2015.

		Estimated Occurrence Net Loss as of January 1, 2015					Jan. 1, 2014	Jan. 1, 2013
Zone	Peril	10 Year Return Period	25 Year Return Period	50 Year Return Period	100 Year Return Period	250 Year Return Period	100 Year Return Period	100 Year Return Period

United States	Hurricane	$111	$188	$249	$306	$402	$293	$429
Europe	Windstorm	86	137	217	328	448	317	346
California	Earthquake	37	137	192	238	318	238	395
Japan	Windstorm	28	84	119	131	148	144	201
Northwest U.S.	Earthquake	—	5	34	106	176	95	154
Japan	Earthquake	16	79	128	153	169	109	111
United States	Tornado/Hail	30	44	57	69	90	88	86
Australia	Earthquake	1	10	40	98	169	86	88
New Zealand	Earthquake	1	6	15	34	77	24	24
Australia	Windstorm	6	20	44	75	103	52	53
New Madrid	Earthquake	—	—	—	7	69	9	10
The net loss estimates by zone above represent estimated losses related to our property, catastrophe and other specialty lines of business, based upon our catastrophe models and assumptions regarding the location, size, magnitude, and frequency of the catastrophe events utilized to determine the above estimates. The net loss estimates are presented on an occurrence basis, before income tax and net of reinsurance recoveries and reinstatement premiums, if applicable. Return period refers to the frequency with which the related size of a catastrophic event is expected to occur.
Actual realized catastrophic losses could differ materially from our net loss estimates and our net loss estimates should not be considered as representative of the actual losses that we may incur in connection with any particular catastrophic event. The net loss estimates above rely significantly on computer models created to simulate the effect of catastrophes on insured properties based upon data emanating from past catastrophic events. Since comprehensive data collection regarding insured losses from catastrophe events is a relatively recent development in the insurance industry, the data upon which catastrophe models is based is limited, which has the potential to introduce inaccuracies into estimates of losses from catastrophic events, in particular those that occur infrequently. In addition, catastrophe models are significantly influenced by management’s assumptions regarding event characteristics, construction of insured property and the cost and duration of rebuilding after the catastrophe. Lastly, changes in Endurance’s underwriting portfolio risk control mechanisms and other factors, either before or after the date of the above net loss estimates, may also cause actual results to vary considerably from the net loss estimates above. For a listing of risks related to Endurance and its future performance, please see “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2014.

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT DISTRIBUTION
FOR THE THREE MONTHS ENDED MARCH 31, 2015
Gross Premiums Written = $1,301.4 million

[a] Other specialty includes the agriculture line in the Insurance segment and the specialty line in the Reinsurance segment.

ENDURANCE SPECIALTY HOLDINGS LTD.

CONSOLIDATED SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2015			MAR. 31, 2014
	Insurance	Reinsurance	Totals	Insurance	Reinsurance	Totals
UNDERWRITING REVENUES
Gross premiums written	$736,218	$565,214	$1,301,432	$652,276	$505,239	$1,157,515
Net premiums written	$304,039	$460,915	$764,954	$343,027	$455,678	$798,705
Net premiums earned	$135,864	$253,995	$389,859	$144,021	$252,245	$396,266
Other underwriting income (loss)	—	2,406	2,406	—	(1,238)	(1,238)
Total underwriting revenues	$135,864	$256,401	$392,265	$144,021	$251,007	$395,028

UNDERWRITING EXPENSES
Net losses and loss expenses	$74,512	$97,424	$171,936	$88,533	$88,363	$176,896
Acquisition expenses	15,883	66,210	82,093	12,261	59,896	72,157
General and administrative expenses	32,684	34,474	67,158	41,736	31,470	73,206
Total expenses	$123,079	$198,108	$321,187	$142,530	$179,729	$322,259

UNDERWRITING INCOME	$12,785	$58,293	$71,078	$1,491	$71,278	$72,769

GAAP RATIOS
Loss ratio	54.8%	38.3%	44.1%	61.5%	35.0%	44.6%
Acquisition expense ratio	11.7%	26.1%	21.1%	8.5%	23.7%	18.2%
General and administrative expense ratio	24.1%	13.6%	17.2%	29.0%	12.6%	18.5%
Combined ratio AS REPORTED	90.6%	78.0%	82.4%	99.0%	71.3%	81.3%

Effect of favorable prior accident year reserve development	15.2%	14.4%	14.7%	8.1%	15.3%	12.7%

Combined ratio net of prior accident year reserve development	105.8%	92.4%	97.1%	107.1%	86.6%	94.0%

ENDURANCE SPECIALTY HOLDINGS LTD.

INSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$736,218	$321,983	$420,343	$321,526	$652,276	$652,943
Net premiums written	$304,039	$140,702	$197,639	$179,038	$343,027	$404,694
Net premiums earned	$135,864	$217,745	$253,583	$218,563	$144,021	$151,152
Total underwriting revenues	$135,864	$217,745	$253,583	$218,563	$144,021	$151,152

UNDERWRITING EXPENSES
Net losses and loss expenses	$74,512	$159,784	$196,677	$149,567	$88,533	$99,464
Acquisition expenses	15,883	17,809	20,170	15,128	12,261	14,616
General and administrative expenses	32,684	40,645	44,957	47,237	41,736	35,627
Total expenses	$123,079	$218,238	$261,804	$211,932	$142,530	$149,707

UNDERWRITING INCOME (LOSS)	$12,785	($493)	($8,221)	$6,631	$1,491	$1,445

GAAP RATIOS
Loss ratio	54.8%	73.3%	77.5%	68.5%	61.5%	65.7%
Acquisition expense ratio	11.7%	8.2%	8.0%	6.9%	8.5%	9.7%
General and administrative expense ratio	24.1%	18.7%	17.7%	21.6%	29.0%	23.6%
Combined ratio AS REPORTED	90.6%	100.2%	103.2%	97.0%	99.0%	99.0%

Effect of favorable prior accident year reserve development	15.2%	12.2%	8.0%	10.1%	8.1%	11.4%

Combined ratio net of prior accident year reserve development	105.8%	112.4%	111.2%	107.1%	107.1%	110.4%

ENDURANCE SPECIALTY HOLDINGS LTD.

REINSURANCE SEGMENT DATA

	FOR THE QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
UNDERWRITING REVENUES
Gross premiums written	$565,214	$99,043	$205,767	$367,899	$505,239	$524,419
Net premiums written	$460,915	$93,266	$192,467	$332,389	$455,678	$504,221
Net premiums earned	$253,995	$253,534	$261,312	$262,975	$252,245	$268,965
Other underwriting income (loss)	2,406	(1,847)	2,123	(4,824)	(1,238)	749
Total underwriting revenues	$256,401	$251,687	$263,435	$258,151	$251,007	$269,714

UNDERWRITING EXPENSES
Net losses and loss expenses	$97,424	$84,017	$93,592	$109,629	$88,363	$119,506
Acquisition expenses	66,210	57,554	73,222	63,473	59,896	57,020
General and administrative expenses	34,474	32,366	35,958	39,218	31,470	30,851
Total expenses	$198,108	$173,937	$202,772	$212,320	$179,729	$207,377

UNDERWRITING INCOME	$58,293	$77,750	$60,663	$45,831	$71,278	$62,337

GAAP RATIOS
Loss ratio	38.3%	33.1%	35.8%	41.7%	35.0%	44.4%
Acquisition expense ratio	26.1%	22.7%	28.0%	24.1%	23.7%	21.2%
General and administrative expense ratio	13.6%	12.8%	13.8%	14.9%	12.6%	11.5%
Combined ratio AS REPORTED	78.0%	68.6%	77.6%	80.7%	71.3%	77.1%

Effect of favorable prior accident year reserve development	14.4%	16.7%	15.4%	12.2%	15.3%	12.4%

Combined ratio net of prior accident year reserve development	92.4%	85.3%	93.0%	92.9%	86.6%	89.5%

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT GROSS PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
INSURANCE SEGMENT
Agriculture	$516,916	$69,580	$188,011	$80,540	$527,894	$564,474
Casualty and other specialty	100,682	104,535	115,895	108,030	67,653	56,467
Professional lines	54,760	87,477	62,631	74,650	38,780	20,964
Property, marine and energy	63,860	60,391	53,806	58,306	17,949	11,038
TOTAL INSURANCE	$736,218	$321,983	$420,343	$321,526	$652,276	$652,943

REINSURANCE SEGMENT
Catastrophe	$124,407	$11,020	$47,173	$158,372	$126,648	$147,866
Property	125,700	4,219	73,807	42,887	166,413	148,411
Casualty	58,098	20,267	23,409	30,875	84,982	129,392
Professional lines	43,857	43,400	21,520	84,117	25,619	12,307
Specialty	213,152	20,137	39,858	51,648	101,577	86,443
TOTAL REINSURANCE	$565,214	$99,043	$205,767	$367,899	$505,239	$524,419

REPORTED TOTALS	$1,301,432	$421,026	$626,110	$689,425	$1,157,515	$1,177,362

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS WRITTEN BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
INSURANCE SEGMENT
Agriculture	$202,460	$28,142	$103,536	$45,826	$281,645	$341,130
Casualty and other specialty	45,058	51,889	50,750	56,475	36,813	43,261
Professional lines	24,231	29,008	20,216	29,846	14,570	14,203
Property, marine and energy	32,290	31,663	23,137	46,891	9,999	6,100
TOTAL INSURANCE	$304,039	$140,702	$197,639	$179,038	$343,027	$404,694

REINSURANCE SEGMENT
Catastrophe	$53,460	$9,442	$41,157	$123,411	$78,963	$131,398
Property	123,449	4,220	73,807	42,886	166,322	148,411
Casualty	58,098	20,278	23,409	30,868	83,392	127,963
Professional lines	43,857	43,400	21,520	84,117	25,619	12,307
Specialty	182,051	15,926	32,574	51,107	101,382	84,142
TOTAL REINSURANCE	$460,915	$93,266	$192,467	$332,389	$455,678	$504,221

REPORTED TOTALS	$764,954	$233,968	$390,106	$511,427	$798,705	$908,915

ENDURANCE SPECIALTY HOLDINGS LTD.

SEGMENT NET PREMIUMS EARNED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	MAR. 31, 2013
INSURANCE SEGMENT
Agriculture	$39,494	$124,959	$162,710	$127,421	$56,313	$56,431
Casualty and other specialty	45,659	45,043	45,134	50,012	51,763	54,123
Professional lines	24,613	24,460	24,795	24,219	24,341	30,924
Property, marine and energy	26,098	23,283	20,944	16,911	11,604	9,674
TOTAL INSURANCE	$135,864	$217,745	$253,583	$218,563	$144,021	$151,152

REINSURANCE SEGMENT
Catastrophe	$55,995	$58,869	$61,613	$65,705	$62,926	$84,795
Property	64,006	75,227	68,481	76,705	76,918	86,555
Casualty	41,593	41,146	44,668	50,102	48,254	53,048
Professional lines	47,295	45,288	39,534	36,325	33,194	14,304
Specialty	45,106	33,004	47,016	34,138	30,953	30,263
TOTAL REINSURANCE	$253,995	$253,534	$261,312	$262,975	$252,245	$268,965

REPORTED TOTALS	$389,859	$471,279	$514,895	$481,538	$396,266	$420,117

ENDURANCE SPECIALTY HOLDINGS LTD.

RETURN ON EQUITY ANALYSIS

FOR THE QUARTER ENDED MAR. 31, 2015

Average common equity [a]	$2,800,014

Net premiums earned	$389,859
Combined ratio	82.4%
Operating margin	17.6%
Premium leverage	0.14x

Implied ROAE from underwriting activity	2.5%

Average cash and invested assets at amortized cost	$6,444,831
Investment leverage	2.30x
Year to date investment income yield, pretax	0.6%

Implied ROAE from investment activity	1.5%

Financing Costs [b]	(0.6)%

Implied Pre-tax Operating ROAE, for period [c]	3.4%

Implied Pre-tax Operating ROAE, annualized [c]	13.6%

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares (liquidation value of $430 million).
[b] Financing costs include interest expense and preferred dividends.
[c] Implied pre-tax Operating ROAE considers only the main components of the Company’s return on equity - underwriting and investment returns. As such, it differs from operating ROE primarily due to the exclusion of tax on underwriting, financing and investment activities and the tax-effected impact of amortization expense.

ENDURANCE SPECIALTY HOLDINGS LTD.

ANNUALIZED PREMIUM & INVESTMENT LEVERAGE

	FOR THE QUARTERS ENDED				YEARS ENDED DECEMBER 31,
	MAR. 31, 2015	DEC. 31, 2014	SEPT 30, 2014	JUNE 30, 2014	2014	2013

Average common equity [a]	$2,800,014	$2,722,818	$2,688,065	$2,628,392	$2,605,866	$2,368,573

Net premiums earned	$389,859	$471,279	$514,895	$481,538	$1,863,978	$2,016,484

Premium leverage	0.14x	0.17x	0.19x	0.18x	0.72x	0.85x

Annualized premium leverage	0.56x	0.69x	0.77x	0.72x	0.72x	0.85x

Average cash and invested assets at amortized cost	$6,444,831	$6,455,205	$6,416,146	$6,434,200	$6,487,847	$6,439,797

Investment leverage	2.30x	2.37x	2.39x	2.45x	2.48x	2.72x

[a] Average common equity is calculated as the arithmetic average of the beginning and ending common equity balances for the stated periods, which excludes the liquidation value of the preferred shares outstanding at the beginning and end of each period.

ENDURANCE SPECIALTY HOLDINGS LTD.

INVESTMENT PORTFOLIO
AS OF MARCH 31, 2015 AND DECEMBER 31, 2014

	March 31, 2015		December 31, 2014
Type of Investment	Fair Value	Percentage	Fair Value	Percentage
Cash and equivalents [a]	$579,670	8.9%	$632,667	9.6%
Short-term investments	2,822	—%	9,014	0.1%
Fixed maturity investments
U.S. government and government agencies notes	439,276	6.8%	587,411	8.9%
Government and agency guaranteed corporates	40,065	0.6%	48,102	0.7%
U.S. government agency residential mortgage-backed securities	1,043,064	16.1%	1,082,142	16.4%
U.S. government agency commercial mortgage-backed securities	49,733	0.8%	50,981	0.8%
Municipals	52,131	0.8%	39,413	0.6%
Foreign government	172,198	2.7%	240,536	3.6%
Corporate securities	1,407,635	21.8%	1,361,462	20.5%
Non-agency residential mortgage-backed securities	84,890	1.3%	92,864	1.4%
Non-agency commercial mortgage-backed securities	953,704	14.7%	928,438	14.1%
Asset-backed securities	406,685	6.3%	413,221	6.3%
Collateralized loan and debt obligations	304,512	4.7%	248,011	3.8%
Equity securities
Equity investments	238,394	3.7%	202,535	3.1%
Emerging market debt fund	60,467	0.9%	60,150	0.9%
Convertible funds	48,498	0.7%	46,111	0.7%
Preferred equity investments	15,897	0.2%	15,836	0.2%
Short-term fixed income fund	3,641	0.1%	6,736	0.1%
Other investments [b]	575,974	8.9%	541,454	8.2%
Total	$6,479,256	100.0%	$6,607,084	100.0%

Ratings [c]	Fair Value	Percentage	Fair Value	Percentage
U.S. government and government agencies notes	$439,276	8.9%	$587,411	11.5%
AAA/Aaa	1,196,188	24.1%	1,206,252	23.6%
AA/Aa	1,647,963	33.2%	1,717,343	33.7%
A/A	1,055,259	21.3%	1,045,301	20.5%
BBB	494,065	10.0%	427,018	8.4%
Below BBB	103,728	2.1%	96,244	1.9%
Not Rated	20,236	0.4%	22,026	0.4%
Total	$4,956,715	100.0%	$5,101,595	100.0%

Performance			March 31, 2015	December 31, 2014
Yield [d]			2.6%	2.0%
Duration in years [e]			2.95 years	2.91 years

Net Investment Income	Quarter Ended Mar. 31, 2015	Quarter Ended Dec. 31, 2014	Quarter Ended Sept. 30, 2014	Quarter Ended June 30, 2014	Quarter Ended Mar. 31, 2014	Year Ended Dec. 31, 2014
Cash and available for sale securities	$29,473	$28,827	$27,142	$28,517	$27,448	$111,934
Other investments	12,388	(2,933)	(1,785)	10,785	13,542	19,609
Total net investment income	$41,861	$25,894	$25,357	$39,302	$40,990	$131,543

[a] Cash and equivalents, including operating cash, are shown net of investments pending settlement.
[b] Other investments includes investments in alternative and specialty funds.
[c] Excludes cash and equivalents, equity securities and other investments.
[d] Earned yield for the quarter ending March 31, 2015 and twelve months ending December 31, 2014 excludes realized and unrealized gains and losses on fixed maturity investments.
[e] Duration excludes equity securities, other investments and operating cash.

ENDURANCE SPECIALTY HOLDINGS LTD.

LARGEST TWENTY-FIVE CORPORATE HOLDINGS
AS OF MARCH 31, 2015

	March 31, 2015
ISSUER (1) (2) (3)	Amortized Cost	Fair Value	Unrealized Gain	Credit Quality (4)
MORGAN STANLEY	$53,958	$54,705	$747	A-
JPMORGAN CHASE & CO	53,389	53,866	477	A
GOLDMAN SACHS GROUP INC/THE	46,660	47,355	695	A-
BANK OF AMERICA CORP	46,108	46,756	648	A-
CITIGROUP INC	34,309	34,862	553	A-
COMCAST CORPORATION	30,015	30,703	688	A-
VERIZON COMMUNICATIONS INC	29,404	29,553	149	BBB+
GENERAL ELECTRIC CO	28,315	28,722	407	AA+
UBS GROUP AG	24,759	24,972	213	A
FORD MOTOR COMPANY	21,190	21,433	243	BBB-
MITSUBISHI UFJ FINANCIAL GROUP INC	21,286	21,391	105	A+
HSBC HOLDINGS PLC	20,691	21,080	389	A
BP PLC	20,347	20,504	157	A
CREDIT SUISSE GROUP AG	17,182	17,756	574	A-
NATIONAL GRID PLC	15,752	17,330	1,578	A-
ACTAVIS PLC	16,716	17,042	326	BBB-
WELLS FARGO & COMPANY	16,450	16,535	85	A+
BB&T CORP	16,065	16,146	81	A-
AT&T INC	15,894	15,924	30	BBB+
CAPITAL ONE FINANCIAL CORPORATION	15,669	15,799	130	BBB-
US BANCORP	14,592	14,752	160	AA-
AMERICAN EXPRESS COMPANY	13,114	13,188	74	A-
PHILIP MORRIS INTERNATIONAL INC	11,824	11,898	74	A
STICHTING ING AANDELEN	11,663	11,801	138	A
NEW YORK LIFE INSURANCE COMPANY	10,943	11,019	76	AA+

(1)	Corporate issuers exclude government-backed, government-sponsored enterprises, covered bonds and cash and cash equivalents.

(2)	Credit exposures represent only direct exposure to fixed maturities and short term investments of the parent issuer and its major subsidiaries.

(3)	Includes preferred equity securities.

(4)	Represents weighted average credit quality of underlying issues.

ENDURANCE SPECIALTY HOLDINGS LTD.

ACTIVITY IN RESERVE FOR LOSSES AND LOSS EXPENSES

	THREE MONTHS ENDED MAR. 31, 2015
	GROSS	RECOVERIES	NET
Reserve for losses and loss expenses
Balance, beginning of period	$3,846,859	($670,795)	$3,176,064

Incurred related to:
Current year	356,385	(127,291)	229,094
Prior years	29,672	(86,830)	(57,158)
Total Incurred	386,057	(214,121)	171,936

Paid related to:
Current year	1,318	653	1,971
Prior years	(582,111)	277,494	(304,617)
Total Paid	(580,793)	278,147	(302,646)

Foreign currency translation and other	(30,395)	960	(29,435)

Balance, end of period	$3,621,728	($605,809)	$3,015,919

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY SEGMENT
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE PERIOD ENDED MAR. 31, 2015

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2015	($20,696)	($36,462)	($57,158)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2014

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2014	($11,648)	($38,664)	($50,312)
Quarter ended June 30, 2014	(22,048)	(32,153)	(54,201)
Quarter ended September 30, 2014	(20,311)	(40,158)	(60,469)
Quarter ended December 31, 2014	(26,563)	(42,270)	(68,833)
Year ended December 31, 2014	($80,570)	($153,245)	($233,815)
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT DURING THE YEAR ENDED DEC. 31, 2013

	Insurance	Reinsurance	Total Company
Incurred related to prior years
Quarter ended March 31, 2013	($17,295)	($33,373)	($50,668)
Quarter ended June 30, 2013	(5,625)	(57,180)	(62,805)
Quarter ended September 30, 2013	(6,210)	(41,850)	(48,060)
Quarter ended December 31, 2013	(4,773)	(56,086)	(60,859)
Year ended December 31, 2013	($33,903)	($188,489)	($222,392)

ENDURANCE SPECIALTY HOLDINGS LTD.

PRIOR YEAR RESERVE DEVELOPMENT BY LINE OF BUSINESS
(FAVORABLE) ADVERSE PRIOR ACCIDENT YEAR DEVELOPMENT

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$392	($1,847)	($1,260)	($2,188)	($2,140)	($7,435)
Casualty and other specialty	(18,710)	(20,184)	(15,141)	(12,226)	(9,713)	(57,264)
Professional lines	(120)	(692)	(866)	(3,991)	(1,128)	(6,677)
Property, marine and energy	(2,258)	(3,840)	(3,044)	(3,643)	1,333	(9,194)
TOTAL INSURANCE	($20,696)	($26,563)	($20,311)	($22,048)	($11,648)	($80,570)

REINSURANCE SEGMENT
Catastrophe	($2,236)	($15,497)	($16,012)	($7,713)	($7,761)	($46,983)
Property	(8,437)	(5,100)	(9,043)	(9,502)	(14,757)	(38,402)
Casualty	(6,427)	(2,528)	(5,269)	(2,821)	(2,751)	(13,369)
Professional lines	(11,123)	(8,519)	(3,162)	(2,551)	(2,029)	(16,261)
Specialty	(8,239)	(10,626)	(6,672)	(9,566)	(11,366)	(38,230)
TOTAL REINSURANCE	($36,462)	($42,270)	($40,158)	($32,153)	($38,664)	($153,245)

REPORTED TOTALS	($57,158)	($68,833)	($60,469)	($54,201)	($50,312)	($233,815)

ENDURANCE SPECIALTY HOLDINGS LTD.

LOSSES AND LOSS EXPENSES INCURRED BY LINE OF BUSINESS

	FOR THE QUARTERS ENDED					FOR THE YEAR ENDED
	MAR. 31, 2015	DEC. 31, 2014	SEPT. 30, 2014	JUNE 30, 2014	MAR. 31, 2014	DEC. 31, 2014
INSURANCE SEGMENT
Agriculture	$34,957	$125,520	$158,564	$111,685	$48,216	$443,985
Casualty and other specialty	8,693	10,611	15,374	21,597	14,963	62,545
Professional lines	17,245	16,704	14,509	12,513	16,912	60,638
Property, marine and energy	13,617	6,949	8,230	3,772	8,442	27,393
TOTAL INSURANCE	$74,512	$159,784	$196,677	$149,567	$88,533	$594,561

REINSURANCE SEGMENT
Catastrophe	$9,031	($10,236)	$1,013	$15,907	$8,047	$14,731
Property	29,311	36,175	24,011	34,127	29,814	124,127
Casualty	22,888	24,936	23,765	25,636	25,916	100,253
Professional lines	15,665	17,358	19,797	18,414	17,936	73,505
Specialty	20,529	15,784	25,006	15,545	6,650	62,985
TOTAL REINSURANCE	$97,424	$84,017	$93,592	$109,629	$88,363	$375,601

REPORTED TOTALS	$171,936	$243,801	$290,269	$259,196	$176,896	$970,162

ENDURANCE SPECIALTY HOLDINGS LTD.

ANALYSIS OF UNPAID LOSSES AND LOSS EXPENSES

	Insurance					Reinsurance						Reported Totals
	Agriculture	Casualty and other specialty	Professional lines	Property, marine and energy	Subtotal	Catastrophe	Property	Casualty	Professional lines	Specialty	Subtotal	Total
AT MAR. 31, 2015
Case reserves	$32,029	$249,507	$148,246	$38,023	$467,805	$93,872	$175,766	$241,073	$58,587	$99,219	$668,517	$1,136,322
Total reserves	$153,215	$1,203,561	$532,660	$62,841	$1,952,277	$149,341	$256,769	$760,752	$268,714	$233,875	$1,669,451	$3,621,728
Case reserves/Total reserves	20.9%	20.7%	27.8%	60.5%	24.0%	62.9%	68.5%	31.7%	21.8%	42.4%	40.0%	31.4%

IBNR / Total reserves	79.1%	79.3%	72.2%	39.5%	76.0%	37.1%	31.5%	68.3%	78.2%	57.6%	60.0%	68.6%

AT DEC. 31, 2014
Case reserves	$222,570	$325,415	$119,453	$33,264	$700,702	$126,837	$178,875	$248,933	$60,915	$99,142	$714,702	$1,415,404
Total reserves	$295,191	$1,258,009	$517,101	$53,471	$2,123,772	$176,610	$272,164	$780,880	$258,840	$234,593	$1,723,087	$3,846,859
Case reserves/Total reserves	75.4%	25.9%	23.1%	62.2%	33.0%	71.8%	65.7%	31.9%	23.5%	42.3%	41.5%	36.8%

IBNR / Total reserves	24.6%	74.1%	76.9%	37.8%	67.0%	28.2%	34.3%	68.1%	76.5%	57.7%	58.5%	63.2%

AT SEPT. 30, 2014
Case reserves	$272,485	$343,537	$110,988	$32,935	$759,945	$139,400	$173,326	$246,483	$58,261	$97,691	$715,161	$1,475,106
Total reserves	$307,994	$1,276,916	$500,457	$49,618	$2,134,985	$213,001	$272,421	$789,713	$249,836	$237,527	$1,762,498	$3,897,483
Case reserves/Total reserves	88.5%	26.9%	22.2%	66.4%	35.6%	65.4%	63.6%	31.2%	23.3%	41.1%	40.6%	37.8%

IBNR / Total reserves	11.5%	73.1%	77.8%	33.6%	64.4%	34.6%	36.4%	68.8%	76.7%	58.9%	59.4%	62.2%

AT JUNE 30, 2014
Case reserves	$213,720	$346,765	$96,271	$20,603	$677,359	$151,530	$183,619	$252,827	$62,612	$88,683	$739,271	$1,416,630
Total reserves	$335,172	$1,285,787	$481,541	$41,421	$2,143,921	$246,809	$298,901	$802,621	$236,771	$234,370	$1,819,472	$3,963,393
Case reserves/Total reserves	63.8%	27.0%	20.0%	49.7%	31.6%	61.4%	61.4%	31.5%	26.4%	37.8%	40.6%	35.7%

IBNR / Total reserves	36.2%	73.0%	80.0%	50.3%	68.4%	38.6%	38.6%	68.5%	73.6%	62.2%	59.4%	64.3%

AT MAR. 31, 2014
Case reserves	$66,471	$316,759	$113,911	$26,843	$523,984	$155,088	$180,130	$241,452	$60,856	$98,289	$735,815	$1,259,799
Total reserves	$199,656	$1,278,360	$501,131	$44,672	$2,023,819	$255,949	$308,471	$768,394	$226,711	$264,430	$1,823,955	$3,847,774
Case reserves/Total reserves	33.3%	24.8%	22.7%	60.1%	25.9%	60.6%	58.4%	31.4%	26.8%	37.2%	40.3%	32.7%

IBNR / Total reserves	66.7%	75.2%	77.3%	39.9%	74.1%	39.4%	41.6%	68.6%	73.2%	62.8%	59.7%	67.3%

ENDURANCE SPECIALTY HOLDINGS LTD.

SHAREHOLDER RETURN ANALYSIS

	QUARTER ENDED	YEARS ENDED DECEMBER 31,		INCEPTION TO
	MAR. 31, 2015	2014	2013	MAR. 31, 2015
Income and Return on Equity:
Net income available to common and participating common shareholders	$100,291	$315,700	$279,165	$3,166,303

Operating income available to common and participating common shareholders	91,200	304,012	281,021	3,067,811

Average Shareholders’ equity [a]	2,800,014	2,605,866	2,368,573	2,085,074

Net income return on average equity	3.6%	12.1%	11.8%	11.5%	[c]
Operating return on average equity	3.3%	11.7%	11.9%	11.1%	[c]

Book value and dividends per share:
Dilutive book value per common share (treasury stock method)	$62.79	$61.33	$55.18	$62.79

Dividends paid per share	0.35	1.36	1.28	12.56

Change in diluted book value per common share	2.4%	11.1%	4.3%	16.9%	[c]

Total return to common shareholders [b]	3.0%	13.6%	6.8%	21.8%	[c]

[a] Excludes the $430 million liquidation value of the preferred shares.
[b] Total return to common shareholders is calculated as the change in diluted book value per common share plus dividends paid divided by beginning diluted book value per share.
[c] Represents average non-compounded annual returns since December 31, 2001.

ENDURANCE SPECIALTY HOLDINGS LTD.

DILUTIVE SHARES FOR EPS CALCULATION - TWO CLASS METHOD

		QUARTERS ENDED MAR. 31,
		2015	2014
DILUTIVE SHARES OUTSTANDING: AS REPORTED	Average market price per share	$62.62	$53.15

	Basic weighted average common shares outstanding [a]	43,542	43,160

	Add: weighted avg. unvested restricted shares	21	—
	Weighted average exercise price per share	$—	$—
	Proceeds from unrecognized restricted shares expense	$832	$—
	Less: restricted shares bought back via treasury method	(14)	—

	Add: weighted avg. dilutive options outstanding	800	815
	Weighted average exercise price per share	$48.20	$47.94
	Proceeds from unrecognized option expense	$2,347	$4,623
	Less: options bought back via treasury method	(653)	(815)
	Weighted average dilutive shares outstanding [b]	43,696	43,160

[a] Excludes unvested restricted shares outstanding which are considered participating securities under the two-class method for calculation of EPS.
[b] Options that are anti-dilutive are not included in the calculation of diluted shares outstanding. Options are anti-dilutive for earnings per share in any period in which there is a net loss and the anti-dilution is reflected in the calculations above as additional treasury method repurchases.

ENDURANCE SPECIALTY HOLDINGS LTD.

EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	QUARTERS ENDED MAR. 31,
	2015	2014

Net income	$108,479	$104,480
Less preferred dividends	(8,188)	(8,188)
Net income available to common and participating common shareholders	$100,291	$96,292
Less amount allocated to participating common shareholders [a]	(2,959)	(2,769)
Net income allocated to common shareholders	$97,332	$93,523

Denominator:
Weighted average shares - basic	43,542	43,160

Share Equivalents
Options	147	—
Restricted shares	7	—
Weighted average shares - diluted	43,696	43,160

Basic earnings per common share	$2.24	$2.17

Diluted earnings per common share [b]	$2.23	$2.17

[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

OPERATING INCOME RECONCILIATION
EARNINGS PER SHARE INFORMATION - TWO CLASS METHOD

	Two-Class Method
	QUARTERS ENDED MAR. 31,
	2015	2014

Net income	$108,479	$104,480
Add (less) after-tax items:
Net foreign exchange losses	7,574	2,972
Net realized and unrealized gains	(17,314)	(5,004)
Net impairment losses recognized in earnings	649	111
Operating income before preferred dividends	$99,388	$102,559
Preferred dividends	(8,188)	(8,188)
Operating income available to common and participating common shareholders	$91,200	$94,371
Less amount allocated to participating common shareholders [a]	(2,691)	(2,713)
Operating income allocated to common shareholders	$88,509	$91,658

Weighted average common shares outstanding
Basic	43,542	43,160
Dilutive	43,696	43,160

Basic per common share data
Net income allocated to common shareholders	$2.24	$2.17
Add (less) after-tax items:
Net foreign exchange losses	0.17	0.07
Net realized and unrealized gains	(0.39)	(0.12)
Net impairment losses recognized in earnings	0.01	—
Operating income allocated to common shareholders [b]	$2.03	$2.12

Diluted per common share data
Net income allocated to common shareholders	$2.23	$2.17
Add (less) after-tax items:
Net foreign exchange losses	0.17	0.07
Net realized and unrealized gains	(0.39)	(0.12)
Net impairment losses recognized in earnings	0.02	—
Operating income allocated to common shareholders [b]	$2.03	$2.12
[a] Represents earnings and dividends allocated to holders of unvested restricted shares issued under the Company’s stock compensation plans that are considered participating securities related to the calculation of earnings per share under the two-class method. In periods of loss, no losses are allocated to participating common shareholders.
[b] Represents diluted earnings per share calculated under the two-class method which was the lower of the two-class method and the treasury stock method.

ENDURANCE SPECIALTY HOLDINGS LTD.

BOOK VALUE PER SHARE

		MAR. 31,		DEC. 31,
		2015	2014	2014
DILUTIVE COMMON SHARES OUTSTANDING: AS-IF CONVERTED [a]	Price per share at period end	$61.14	$53.83	$59.84

	Basic common shares outstanding	43,671	43,268	43,474
	Add: unvested restricted shares and restricted share units	1,465	1,333	1,291
	Add: dilutive options outstanding	800	815	800
	Weighted average exercise price per share	$48.20	$47.94	$48.20

	Book Value [b]	$2,844,846	$2,571,109	$2,755,182
	Add: proceeds from converted options	38,560	39,071	38,560
	Pro forma book value	$2,883,406	$2,610,180	$2,793,742
	Dilutive shares outstanding	45,936	45,416	45,565
	Basic book value per common share	$65.14	$59.42	$63.38
	Diluted book value per common share	$62.77	$57.47	$61.31

DILUTIVE COMMON SHARES OUTSTANDING: TREASURY STOCK METHOD	Price per share at period end	$61.14	$53.83	$59.84

	Basic common shares outstanding	43,671	43,268	43,474
	Add: unvested restricted shares and restricted share units	1,465	1,333	1,291
	Add: dilutive options outstanding	800	815	800
	Weighted average exercise price per share	$48.20	$47.94	$48.20
	Less: options bought back via treasury method	(631)	(726)	(644)
	Dilutive shares outstanding	45,305	44,690	44,921
	Basic book value per common share	$65.14	$59.42	$63.38
	Diluted book value per common share	$62.79	$57.53	$61.33

[a] The as-if converted method assumes that the proceeds received upon exercise of options will be retained by the Company and the resulting common shares from exercise will remain outstanding.
[b] Excludes the $430 million liquidation value of the preferred shares.

ENDURANCE SPECIALTY HOLDINGS LTD.

REGULATION G
In presenting the Company’s results, management has included and discussed certain non-GAAP measures. Management believes that these non-GAAP measures, which may be defined differently by other companies, better explain the Company’s results of operations in a manner that allows for a more complete understanding of the underlying trends in the Company’s business. However, these measures should not be viewed as a substitute for those determined in accordance with GAAP.
Operating income is an internal performance measure used by the Company in the management of its operations. Operating income represents after-tax operational results excluding, as applicable, after-tax net realized capital gains or losses and after-tax net foreign exchange gains or losses because the amount of these gains or losses is heavily influenced by, and fluctuates in part, according to the availability of market opportunities. The Company believes these amounts are largely independent of its business and underwriting process and including them distorts the analysis of trends in its operations. In addition to presenting net income determined in accordance with GAAP, the Company believes that showing operating income enables investors, analysts, rating agencies and other users of its financial information to more easily analyze the Company’s results of operations in a manner similar to to that used by management to analyze the Company’s underlying business performance. Operating income should not be viewed as a substitute for GAAP net income. Please see page 25 for a reconciliation of operating income to net income.
Return on Average Equity (ROAE) is comprised using the average common equity calculated as the arithmetic average of the beginning and ending common equity balances for stated periods. Return on Beginning Equity (ROBE) is comprised using the beginning common equity for stated periods. The Company presents various measures of Return on Equity that are commonly recognized as a standard of performance by investors, analysts, rating agencies and other users of its financial information.
Investment yield is provided by the Company’s investment managers and is calculated by dividing net investment income by average invested assets at amortized cost. The Company utilizes and presents the investment yield in order to better disclose the performance of the Company’s investments and to show the components of the Company’s ROE.
The Company has included diluted book value per common share because it takes into account the effect of dilutive securities; therefore, the Company believes it is a better measure of calculating shareholder returns than book value per common share. Please see page 26 for a reconciliation of diluted book value per common share to basic book value per common share.